UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2007

STELLAR RESOURCES, LTD.
(Exact name of registrant as specified in its charter)

Nevada	0-51400	98-0373867
(State or jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3155 E. Patrick Lane, Suite 1, Las Vegas, Nevada                         89119
           (Address of principal executive offices)                                   (Zip Code)

Registrant’s telephone number, including area code: 702-898-6004

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 . 14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240 . 13e-4(c))

Item 5.02   Departure of Directors or Principal Officers: Election of Directors: Appointment of Principal Officers.

On November 7, 2007, Stellar Resources, Ltd. (the “Company”) announced that Dean Sellars, has resigned his positions as a Director of the Board of Directors of the Company effective November 7, 2007, due to the fact that he would like to dedicate more working hours to his private business.

Item 9.01   Financial Statements and Exhibits

Exhibit No.       Description
99.1                   Press Release dated November 7, 2007.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 8 day of November, 2007.

STELLAR RESOURCES, LTD.

By:   /s/ Kathy Whyte, President
        Chief Executive Officer, Chief
        Financial Officer
        a member of the Board of Directors